Lincoln Benefit Life Company
                  Lincoln Benefit Life Variable Annuity Account

                       Supplement, dated February 2, 2004,
                                     to the
                       Prospectus, dated January 14, 2004
      for the Lincoln Benefit Life Consultant Solutions Variable Annuities


This supplement amends the prospectus for the Lincoln Benefit Life Consultant Solutions Variable Annuity contracts ("Contract") offered by Lincoln Benefit Life Company. Please keep this supplement for future reference together with your prospectus.

The second sentence of the third paragraph on page one is changed to read: "The Investment Alternatives include up to 2 fixed account options ("Fixed Account Options"), depending on the Contract, and include 51 variable sub-accounts ("Variable Sub-Accounts") of the Lincoln Benefit Life Variable Annuity Account ("Variable Account")."

The "Fidelity VIP Index 500 Portfolio" is added to Category C in the chart in the right column on page 24 and the chart on the left column of page 44.

The "Fidelity VIP Index 500 Portfolio - Service Class 2" is added to the Portfolio column, and "Investment results that correspond to the total return of common stocks publicly traded in the United States as represented by the Standard & Poor's 500SM Index (S&P 500(R))" is added to the Investment Objective column of the chart on page 26.